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                                                                   EXHIBIT 10.32


                                                                       1994 PLAN
                                                                       LBTYA

                           TELE-COMMUNICATIONS, INC.
                           1994 STOCK INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

                 THIS AGREEMENT ("Agreement") is made as of the 13th day of December, 1995 (the "Grant Date"), by and between TELE-COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and the person signing adjacent to the caption "Grantee" on the signature page hereof (the "Grantee").

                 The Company has adopted the Tele-Communications, Inc. 1994 Stock Incentive Plan (the "Plan"), a copy of which is appended to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

                 Pursuant to the Plan, the Compensation Committee of the Board (the "Committee"), which has been assigned responsibility for administering the Plan, has determined that it would be in the interest of the Company and its stockholders to award shares of common stock to Grantee, subject to the conditions and restrictions set forth herein and in the Plan, in order to provide Grantee with additional remuneration for services rendered, to encourage Grantee to remain in the employ of the Company or its Subsidiaries and to increase Grantee's personal interest in the continued success and progress of the Company.

                 The Company and Grantee therefore agree as follows:

         1. AWARD. Pursuant to the terms of the Plan and in consideration of the covenants and promises of Grantee herein contained, the Company hereby awards to Grantee as of the Grant Date, a total of ________ shares of Series A Liberty Group ("LBTYA") Common Stock, at the price per share set forth on
Schedule 1 hereto, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Shares").

         2. ISSUANCE OF RESTRICTED SHARES AT BEGINNING OF THE RESTRICTION PERIOD. Upon issuance of the Restricted Shares the stock certificate or certificates representing such Restricted Shares shall be registered in the name of Grantee. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and this Agreement. Such certificates shall remain in the custody of the Company and Grantee shall deposit with the Company stock powers or other





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instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and this Agreement.

         3. RESTRICTIONS. Restricted Shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Grantee will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may in its sole discretion designate, paid or distributed on such Restricted Shares and to exercise all other rights, powers and privileges of a Holder of Common Stock with respect to such Restricted Shares; except, that (a) Grantee will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived;
(b) the Company will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in
Section 8.2 of the Plan; (c) other than such dividends and distributions as the Committee may in its sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (d) Grantee may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or his interest in any of them during the Restriction Period; and (e) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

        4. VESTING AND FORFEITURE OF RESTRICTED STOCK: Subject to earlier vesting in accordance with the provisions of Paragraph 7(b) below, and subject to shareholder approval of the Plan at the ____________ annual meeting of the shareholders of the Company, Grantee shall become vested as to 50% of the shares of Restricted Shares subject to this Agreement as of four years following the Grant Date, and Grantee shall become vested as to the remaining 50% of the shares of Restricted Shares subject to this Agreement as of five years following the Grant Date, each such date being a Vesting Date; provided, however, that Grantee shall not vest, pursuant to this Paragraph 4, in shares of Restricted Shares as to which Grantee would otherwise vest as of a given date if Grantee has not been continuously employed by the Company or its Subsidiaries from the date of this Agreement through such date (the vesting or forfeiture of such shares to be governed instead by the provisions of Paragraph
5). Notwithstanding the foregoing, in the event that any date on which vesting would otherwise occur is a Saturday, Sunday or a holiday, such vesting shall instead occur on the business day next following such date.

         5. EARLY TERMINATION OF AWARD. Unless otherwise determined by the Committee in its sole discretion, the Award shall terminate, to the extent not theretofore vested, prior to the expiration of the Restricted Period, at the time specified below:





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                 (a)      If Grantee's employment with the Company and its
         Subsidiaries terminate (i) other than (x) by the Company for "cause" (as defined in Section 10.2(b) of the Plan, (y) by the Grantee with "good reason" (as defined herein) or (z) by the Company without cause, and (ii) other than (x) by reason of death or Disability, (y) with the written consent of the Company or the applicable Subsidiary or (z) without such consent if such termination is pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), then the Award, to the extent not theretofore vested, shall terminate at the Close of Business on first business day following the expiration of the 90-day period which began on the date of termination of Grantee's employment;

                 (b) If Grantee dies while employed by the Company or a Subsidiary, or prior to the expiration of a period of time following termination of Grantee's employment during which any portion of the Award remains unvested as provided in paragraph (a), then the Award, to the extent not theretofore vested, shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of death;

                 (c) If Grantee's employment with the Company terminates by reason of Disability, then the Award, to the extent not theretofore vested, shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of termination of Grantee's employment;

                 (d) If Grantee's employment with the Company and its Subsidiaries is terminated by the Company for "cause" (as defined in Section 10.2(b) of the Plan), then the Award, to the extent not theretofore vested, shall terminate immediately upon such termination of Grantee's employment; or

                 (e)      If Grantee's employment (i) is terminated by Grantee
         (x) with "good reason" (as defined herein), (y) with the written consent of the Company or the applicable Subsidiary or (z) pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or (ii) by the Company without "cause" (as defined in Section 10.2(b) of the Plan), then the Award, to the extent not theretofore vested, shall terminate early only as provided for paragraph (b) above or 7(b) below.

         In any event in which the Award remains outstanding for a period of time following the Grantee's voluntary termination of his status as a member of the Board, the Award may vest during such period of time only to the extent the same would have vested as provided in paragraph 4 above on such date of termination of Grantee's status. Notwithstanding any period of time referenced in this paragraph 5 or any other provision of this paragraph that may be construed to the





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contrary, restrictions upon the Award shall in any event terminate upon the expiration of the Restriction Period.

                 "Good reason" for purposes of the Agreement shall be deemed to have occurred upon the happening of any of the following:

                 (i)      any reduction in Grantee's annual rate of salary;

                 (ii) either (x) a failure of the Company to continue in effect any employee benefit plan in which Grantee was participating or
         (y) the taking of any action by the Company that would adversely affect Grantee's participation in, or materially reduce Grantee's benefits under, any such employee benefit plan, unless such failure or such taking of any action, adversely affects the senior members of the corporate management of the Company generally;

                 (iii)    the assignment to Grantee of duties and
         responsibilities that are materially more oppressive or onerous than those attendant to Grantee's position immediately after the date hereof,

                 (iv) the relocation of the office location as assigned to Grantee by the Company to a location more than 20 miles from Grantee's current location without Grantee's consent; or

                 (v) the failure of the Company to obtain, prior to the time of any reorganization, merger, consolidation, disposition of all or substantially all of the assets of the Company or similar transaction effective after the date hereof, in which the Company is not the surviving person, the unconditional assumption in writing or by operation of law of the Company's obligations to Grantee under this Agreement by each direct successor to the Company in any such transaction.

         6. COMPLETION OF THE RESTRICTION PERIOD. On the Vesting Date with respect to each award of Restricted Shares, and the satisfaction of any other applicable restrictions, terms and conditions (a) all or the applicable portion of such Restricted Shares shall become vested, (b) any Retained Distributions and any unpaid Dividend Equivalents with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested and (c) any cash award to be received by Grantee with respect to such Restricted Shares shall become payable, all in accordance with the terms of this Agreement. Any such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company and Grantee shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Retained Distributions and unpaid Dividend Equivalents that shall have become vested, and payment of any cash awards that shall have become





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payable, shall be deferred until such date or dates as the recipient may elect.
Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide.

         7.      ADJUSTMENTS.

                 (a) The Restricted Shares shall be subject to adjustment (including, without limitation, as to the number of Restricted Shares) in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence of any of the events described in Section 4.2 of the Plan following the Grant Date.

                 (b) In the event of any Approved Transaction, Board Change or Control Purchase, the restrictions in Paragraph 3 shall lapse; provided, however, that to the extent not theretofore vested the Award shall terminate upon the first to occur of the consummation of the Approved Transaction, the expiration of the Award Term or the earlier termination of the Award pursuant to paragraph 7 hereof. Notwithstanding the foregoing, the Committee may, in its discretion, determine that the restrictions in Paragraph 3 will not lapse on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for the Award evidenced by this Agreement or to assume this Agreement and the Award evidenced hereby and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the Award evidenced by this Agreement as then in effect (but before giving effect to any acceleration of the exercisability hereof unless otherwise determined by the Committee), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the LBTYA Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

         8. MANDATORY WITHHOLDING FOR TAXES. Upon the expiration of the Restriction Period, Grantee (or Beneficiary, as defined in Paragraph 10 below) must remit to the Company the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the vesting of shares of Restricted Stock, unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee. Upon the payment of any cash dividends with respect to shares of Restricted Stock during the Restriction Period, the amount of such dividends shall be reduced to the extent necessary to satisfy any withholding tax requirements applicable thereto prior to payment to Grantee.

         9. DELIVERY BY THE COMPANY. As soon as practicable after vesting in Restricted Shares pursuant to Paragraphs 4 or 5, and subject to the withholding referred to in paragraph 8, the





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Company shall deliver to Grantee certificates issued in Grantee's name for the number of Restricted Shares. If delivery is by mail, delivery of shares of LBTYA Common Stock shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to Grantee, and any cash payment shall be deemed effected when a Company check, payable to Grantee and in an amount equal to the amount of the cash payment, shall have been deposited in the United States mail, addressed to Grantee.

         10. NONTRANSFERABILITY OF RESTRICTED SHARES BEFORE VESTING. Before vesting and during Grantee's lifetime, the Restricted Shares are not transferable (voluntarily or involuntarily) other than pursuant to a qualified domestic relations order and, except as otherwise required pursuant to a qualified domestic relations order, are exercisable only by Grantee or Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the Restricted Shares shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the Restricted Shares shall pass by will or the laws of descent and distribution. Following Grantee's death, the Restricted Shares shall pass accordingly to the designated beneficiary and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.

         11. COMPANY'S RIGHTS. The existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section 10.18 of the Plan.

         12. LIMITATION OF RIGHTS: Nothing in this Agreement or the Plan shall be construed to:

                 (a) give Grantee any right to be awarded any further restricted stock other than in the sole discretion of the Committee;

                 (b) give Grantee or any other person any interest in any fund or in any specified asset or assets of the Company or any subsidiary of the Company; or

                 (c) confer upon Grantee the right to continue in the employment or service of the Company or any subsidiary of the Company, or affect the right of the Company or any subsidiary of the Company to terminate the employment or service of Grantee at any time or for any reason.

         13. PREREQUISITES TO BENEFITS: Neither Grantee nor any person claiming through Grantee shall have any right or interest in the Restricted Shares awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Grantee or such other person shall have been complied with as specified herein.





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         14.     RESTRICTIONS IMPOSED BY LAW. Without limiting the generality of Section 10.9 of the Plan, Grantee agrees that Grantee will not require the Company to deliver any Restricted Shares and that the Company will not be obligated to deliver any Restricted Shares or make any cash payment, if counsel to the Company determines that such exercise, delivery or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the LBTYA Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the delivery of any Restricted Shares or other payment to comply with any such law, rule, regulation or agreement.

         15. NOTICE. Unless the Company notifies Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be:

                 (a)      delivered personally to the following address:

                                  Tele-Communications, Inc.
                                  5619 DTC Parkway
                                  Englewood, Colorado 80111-3000
                          or

                 (b) sent by first class mail, postage prepaid and addressed as follows:

                                  Tele-Communications, Inc.
                                  c/o General Counsel, Tele-Communications, Inc. P.O. Box 5630
                                  Denver, Colorado 80217

Any notice or other communication to Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from Grantee of a change of address.

         16. AMENDMENT. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.8(b) of the Plan. Without limiting the generality of the foregoing, without the consent of Grantee,

                 (a) this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required approval of the Company's





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         stockholders and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

                 (b) subject to Section 10.8(b) of the Plan and any required approval of the Company's stockholders, the Award evidenced by this Agreement may be canceled by the Committee and a new Award made in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made and no such action shall adversely affect the Restricted Shares to the extent then vested.

         17. GRANTEE EMPLOYMENT. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on Grantee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any employing Subsidiary to terminate Grantee's employment at any time, with or without cause; subject, however, to the provisions of any employment agreement between Grantee and the Company or any Subsidiary.

         18. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado.

         19. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder. All decisions of the Committee upon questions regarding the Plan or this Agreement shall be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         20. DUPLICATE ORIGINALS. The Company and Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

         21. RULES BY COMMITTEE. The rights of Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may adopt from time to time hereafter.





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         22.     ENTIRE AGREEMENT. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and Grantee. Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Restricted Shares and replaces and makes null and void any prior agreements between Grantee and the Company regarding the Restricted Shares.

         23. GRANTEE ACCEPTANCE. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.

ATTEST:                                TELE-COMMUNICATIONS, INC.

                                       By:
-------------------------                 ------------------------------
Assistant Secretary                           Name:
                                              Title:

                                       ACCEPTED:


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                                         Schedule 1 to Restricted Stock Award
                                         Agreement dated as of December 13, 1995


               TELE-COMMUNICATIONS, INC. 1994 STOCK INCENTIVE PLAN

Grantee:

Grant Date:               December 13, 1995

Restricted Shares:        ____________ shares of Series A Liberty Group Common
                          Stock ("LBTYA"), $______________ par value per share.





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                                         Exhibit B to Restricted Stock Award
                                         Agreement dated as of December 13, 1995

               TELE-COMMUNICATIONS, INC.1994 STOCK INCENTIVE PLAN

                           DESIGNATION OF BENEFICIARY

         I, _________________________________ (the "Grantee"), hereby declare that upon my death ___________________________________ (the "Beneficiary") of
                        Name

_____________________________________________________________________________,
Street Address             City       State              Zip Code

who is my __________________________________________, shall be entitled to the
             Relationship to Grantee

Restricted Shares and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

         It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

         It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.








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         Date                              Grantee





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